BJ'S Pizza and Grill
Assignment and Second Amendment of Lease
August 2, 1999
     ASSIGNMENT  AND  SECOND  AMENDMENT  OF  LEASE


     THIS  ASSIGNMENT  AND SECOND AMENDMENT OF LEASE ("Agreement") is made as of
this   15th  day of        August 1999 ("Effective Date") by and among GROSSMONT
     ------         -------------
SHOPPING CENTER CO., a California limited partnership ("Landlord"), PIZZA NOVA - LA MESA, INC., a California corporation ("Assignor"), and CHICAGO PIZZA & BREWERY, INC., a California corporation (Assignee").


     R  E  C  I  T  A  L  S
     -  -  -  -  -  -  -  -

     A. Landlord and Tenant's predecessor-in-interest entered into that certain Grossmont Center Lease dated March 12, 1992 ("Lease"), as amended by that certain Assignment of and Amendment to Lease dated January 6, 1993 ("First Amendment"), for the lease of certain premises more commonly known as a portion of Building M ("Premises") in the City of La Mesa, County of San Diego, State of California, in a commercial project commonly referred to as Grossmont Center ("Center"), all as more particularly set forth in the Lease.

B. Pursuant to the First Amendment, the original Tenant under the Lease, Mango's Restaurants, Inc. ("Mango's"), assigned the Lease to Chart House Enterprises, Inc. ("Chart House") (the "First Assignment").

C. Chart House thereafter assigned the Lease to F.C. San Diego, Inc. ("F.C. San Diego"), pursuant to that certain Assignment of Lease dated March 1, 1994 (the "Second Assignment").

D. Subsequent to a default under the Lease by F.C. San Diego, Chart House retook possession of the Premises as Tenant under the Lease, and thereafter assigned the Lease to Pizza Nova III, a California limited partnership ("Pizza III"), pursuant to that certain Assignment of Lease dated September 19, 1995 (the "Third Assignment").

D. Pizza III thereafter assigned the Lease to Assignor, as consented to by that certain Consent to Lease Assignment Agreement dated September 4, 1997 (the "Fourth Assignment").

E. The Lease, the First Amendment, the First Assignment, the Second Assignment, the Third Assignment and the Fourth Assignment are collectively herein referred to as the "Lease."

     F. Assignor desires by this Agreement to assign all of its right, title and interest in and to the Lease to Assignee subject to the terms of the Lease and this Agreement.

     G. Landlord and Assignee desire by this Agreement to amend the Lease as hereinafter provided and Assignor desires to consent to the same.




     T  E  R  M  S
     -  -  -  -  -

     NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants herein contained, and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. DEFINED TERMS. All initial capitalized terms used in this Agreement shall have the same meaning given such terms in the Lease, unless otherwise defined in this Agreement.

     2.     ASSIGNMENT

     2.1. ASSIGNMENT. Assignor assigns to Assignee all of its right, title and interest in the Lease as of the Effective Date.

     2.2. ASSUMPTION. Assignee acknowledges that it has received a copy of the Lease from Assignor and that Assignee assumes and agrees to be bound by and perform all covenants, conditions, obligations and duties of Assignor under the Lease. Without limiting the preceding, Assignee further agrees that it shall pay to Landlord, upon demand, any Rent (including without limitation, Minimum Rent, Percentage Rent and Additional Rent) which (a) shall be outstanding against Assignor as of the Effective Date and which Assignor has failed to pay to Landlord and/or (b) which, as a result of any adjustment provided in the Lease, may become due against insufficient payment(s) of any previously paid sum(s).

     2.3. ASSIGNOR'S OBLIGATIONS. Assignor shall remain obligated to Landlord for the full performance of all covenants, conditions, obligations and duties required of Tenant under the Lease, including during any Option Term, and shall not be relieved of any such performance thereunder as a result of this assignment of the Lease. However, as of the Effective Date, Assignor shall have no continuing or future possessory rights in and to the Premises and thereafter waives any right it may possess to receive notice from Landlord relative to this Agreement or the Lease.

     2.4. SECURITY DEPOSIT. Assignor and Assignee acknowledge that Landlord does not hold any Security Deposit on behalf of either Assignor or Assignee or otherwise in connection with the Lease.

     2.5. CONSENT OF LANDLORD. Landlord's consent to the assignment of the Lease to Assignee shall be effective only at such time as this Agreement has been executed by all of the parties hereto.

     2.6. ASSIGNOR'S REPRESENTATIONS. Assignor represents and covenants as follows:

     2.6.1. That the Lease is in full force and effect, Assignor's interest therein is free and clear of all encumbrances, and Assignor has fully performed all covenants and obligations under the Lease and has not done or permitted any acts in violation of the covenants contained in the Lease.

     2.6.2. That it has not heretofore assigned, mortgaged or otherwise transferred, amended or encumbered, voluntarily or involuntarily, the Lease or its interest therein.

     2.6.3. That Landlord has fully performed all the covenants and obligations on its part to be performed and observed under the Lease; that Landlord has not done or permitted any act or acts in violation of any of the covenants, provisions or terms thereof; and that there is not now in existence any reason or claim to offset, deduct or decrease any payments due under the Lease.

2.6.4 That to the best of its knowledge there are no Hazardous Materials, and that Tenant has no reason to suspect that there are any Hazardous Materials, present in or about the Premises.

     2.6.5 That it will defend, indemnify and hold Assignee harmless from and against any obligations of Tenant under the Lease arising or accruing prior to the Effective Date.

     2.7. ASSIGNEE'S REPRESENTATIONS. Assignee acknowledges and represents that it has inspected the Premises and hereby agrees to take the Premises in the condition existing upon the Effective Date.

     2.8. NOTICE TO ASSIGNEE; CHART HOUSE. Landlord shall not be required to provide any notice to Assignor, and Assignor hereby waives any right to receive any such notice from Landlord; provided, however, the foregoing shall not affect Landlord's obligation to provide notice to Chart House concerning any default of Assignor under the Lease, or concerning any proposed amendment of the Lease, further provided however, that Landlord shall only be required to give such notices to Chart House until the "Release Date" as defined herein. Upon the Release Date, Chart House shall no longer have any liability under the Lease. The Release Date shall be the earlier to occur of: (i) December 31, 2003, or
(ii) twenty-four (24) months after the Effective Date, provided that Assignee operates under the Lease during such period of time without a reporting, monetary or other material default.

     3.     AMENDMENT  OF  LEASE

     3.1. AMENDMENT OF LEASE. The Lease is amended as of the Effective Date, unless another date is expressly provided, as follows:

     3.1.1. Section 1.03 (Tenant's Mailing Address) of the Lease shall be deleted in its entirety and replaced with the following:

          26131  Marguerite  Parkway,  Suite  A
          Mission  Viejo,  CA  92692

          With  a  copy  to:
          Ernest  T.  Klinger
          3780  Kilroy  Airport  Way,  Suite  200
          Long  Beach,  CA  90806

3.1.2 Section 1.06 (Term) of the Lease shall be modified as follows: The fourth (4th) paragraph of Section 1.06 shall be modified to delete the second sentence, beginning "As provided in Section 3.02," and ending at "or food service."

3.1.3 Section 1.08 (Permitted Use) of the Lease shall be deleted in its entirety and replaced with the following:

     The Premises shall be used for the operation of a full-service, sit-down restaurant serving food items substantially similar to those indicated on Tenant's menu attached hereto as Exhibit "A," and incorporated herein by this reference, and for no other use or purpose whatsoever; provided, however, incidental to Tenant's food service operation in the Premises, and subject to any applicable legal requirements, Tenant may (i) serve beer and wine for on-site consumption by its restaurant patrons, and (ii) provide take-out and delivery service in connection with its restaurant business in the Premises.

3.1.4 Section 1.09 (Tenant's Trade Name) of the Lease is hereby deleted in its entirety and replaced with the following: BJ's Pizza and Grill.

3.1.5 Section 2.04c(2) and (3) of the Lease shall be modified to provide that at the end of each such subsection the following language shall be inserted:

Notwithstanding  the foregoing, Landlord shall provide Tenant with at least five
(5) days' notice of any such planned closure (except in the case of an emergency, in which no such notice shall be required), and to the extent any such closure results in Tenant being unable from the standpoint of prudent business judgment, to operate its business in the Premises, and such inability to operate continues for more than two (2) continuous days, then thereafter Minimum Rent shall abate until such time as Tenant is reasonably able to recommence operation of its business in the Premises.

3.1.6 Section 2.04c(6) of the Lease shall be modified by adding the following at the end of such paragraph:

Any such rules and regulations governing the use of parking areas shall be reasonable and nondiscriminatory.

3.1.7 Section 2.04c(11) of the Lease shall be modified by adding the following at the end of such paragraph:

Notwithstanding the foregoing, such carts or kiosks shall not be located within an area one hundred feet (100') directly in front of the storefront of the Premises, measured by a straight line running parallel with the two side exterior demising walls of the Premises and continuing for fifty feet (50') directly in front of the storefront of the Premises.

3.1.8 Section 2.04c (Landlord's Reservation of Rights) of the Lease shall be modified to provide a new subsection (13) to be inserted at the end of Section 2.04c as follows:

Notwithstanding Landlord's exercise of its rights hereunder, except to the extent reasonably necessary to comply with any legal requirements, Landlord shall not modify the Common Areas in a manner that materially adversely impacts access to, or egress from, the Premises, or visibility of the Premises.

3.1.9 Section 2.06c(7) of the Lease shall be modified by adding the following at the end of such paragraph:

The  foregoing  parking  restrictions  shall  not  apply to customers of Tenant.

3.1.10 Section 3.02 (Option Term) of the Lease shall be modified to provide that the last two paragraphs of such Section 3.02, beginning "However, in the event Landlord elects", and ending "written exercise of Option", are hereby deleted in their entirety.

3.1.11 Section 5.02a (Statement of Gross Sales) of the Lease is hereby modified as follows: In the third sentence of Section 5.02(a), the word
"annual"  shall  be  inserted  between  the  phrase  "all  statements".

3.1.12 Section 5.02(f) (Maintenance of Records) of the Lease shall be modified as follows: In the third line of Section 5.02(f), the word
"accounting"  shall  be  inserted  between  the  phrase  "corporate  offices".

3.1.13 Section 5.02(g) (Landlord's Right to Audit) of the Lease shall be modified as follows: In the third (3rd) sentence of Section 5.02(g), the words "principal place" shall be deleted and inserted therein shall be the words "corporate accounting offices."

3.1.14 Section 9.02(d) (Prohibited Activities) of the Lease shall be modified to provide that at the end of such Section 9.02(d) the following language shall be inserted:

 Subject to any applicable legal requirements and Landlord's prior written approval, not to be unreasonably withheld, provided that Landlord may impose such reasonable conditions as it deems necessary in connection with such activities, Tenant may provide valet parking services for Tenant's restaurant patrons at the Premises.

3.1.15 Section 9.03(a) (Continuous Use) of the Lease shall be modified to include the following language at the end of such Section 9.03(a):

 Notwithstanding the foregoing to the contrary, Tenant may close the Premises for a reasonable period of time for the purpose of making any necessary repairs or improvements to the Premises, provided that the total number of days in any calendar year does not exceed ten (10) days, and further provided that, except in the event of an emergency or as a result of damage or destruction of the Premises, such closures shall not occur at any time between December 10 and January 10 of any year, or at any time that Landlord shall reasonably require Tenant to postpone any such planned closure, for example, during certain holiday or promotional events at the Shopping Center, and further provided that in any event Tenant shall give Landlord at least five (5) days' written notice of any such planned closure.

3.1.16 Section 10.02 (Tenant's Maintenance) of the Lease shall be modified to provide that the following language shall be inserted at the end of such
Section  10.02:

A rating of less than "A" shall not be deemed a default hereunder if Tenant immediately after being notified by any governing agency that it has failed to maintain an "A" rating, exercises its best efforts to regain an "A" rating as soon as reasonably possible, and further provided that in such event Tenant shall keep Landlord reasonably and regularly informed of all such efforts undertaken by Tenant to regain such an "A" rating.

3.1.17 Section 11 (Alterations) of the Lease shall be modified to provide that the following subsection shall be inserted at the end of such Section 11:

11.04     Emergency  Repairs.  Notwithstanding  the  foregoing,  this Section 11
          ------------------
shall not prevent Tenant from making any repairs to the Premises, without Landlord's prior approval, which are reasonably necessary in the event of an emergency which poses substantial risk of harm to life or property, and where under the circumstances it would be impracticable for Tenant to give Landlord the notice otherwise required by this Section 11; then in such event, Tenant may make such repairs, provided Tenant shall immediately attempt to give Landlord telephonic or any other type of reasonable notice under the circumstances of such emergency and Tenant's undertaking of such repairs.

     3.1.18 Section 13.02 ("Tennat's Public Liability and Property Damage Insurance") of the Lease shall be modified as follows: In the third (3rd) line of Section 13.02 the figure "$1,000,000" shall be deleted and inserted therein shall be the figure "$2,000,000".

3.1.19 Section 13.11 (Other Insurance Matters) of the Lease is hereby modified to provide that in subparagraph "a" of such Section 13.11, the phrase "A status" is hereby deleted, and replaced with the phrase "A- status."

3.1.20 Section 15.04b ("Partial Taking of Common Areas") of the Lease shall be modified as follows: In the fourth (4th) line of Section 15.04b, after the words "parking area" shall be inserted "between the Premises and the Shopping Center theater".

3.1.21 Section 16.08 ("Intercompany Transfer") of the Lease shall be modified to provide that at the end of such Section 16.08 the following language shall be inserted:

Notwithstanding anything to the contrary contained in this Article 16, and so long as Tenant is not in default under this Lease beyond any applicable period, Tenant shall have the right, without the prior written consent of Landlord, to assign the Lease to a corporation or other entity which: [a] is Tenant's parent organization; or [b] is a wholly-owned subsidiary of Tenant; or [c] is a corporation of which Tenant or Tenant's Parent Organization owns in excess of fifty percent (50%) of the outstanding capital stock, or other majority ownership equity interest; or [d] as a result of a consolidation or merger with Tenant and/or Tenant's parent corporation shall own substantially all the capital stock of Tenant or Tenant's parent corporation; or [e] is an entity which purchases or otherwise acquires all or substantially all of Tenant's assets or stock. Any assignment of the Lease pursuant to [a], [b], [c], [d], or [e] above shall be subject to the following conditions: (1) Tenant shall remain fully liable during the unexpired Lease Term, including any option terms; (2) any such assignment shall be subject to all of the terms, covenants and conditions of this Lease and any such transferee shall expressly assume for the benefit of Landlord the obligations of Tenant under this Lease by a document prepared by Landlord; (3) the resulting entity pursuant to [d] or [e] above shall have a net worth and net assets equal to or greater than the net worth and net assets of Tenant as of the Effective Date; (4) Tenant shall give Landlord notice of such assignment at least thirty (30) days prior to its effective date (which notice shall include all documentation necessary to verify the conditions contained in this paragraph); and (5) Tenant shall reimburse Landlord for Landlord's reasonable documentation costs incurred in conjunction with the processing and preparation of documentation for any such assignment, provided said costs shall not exceed One Thousand Dollars ($1,000.00) per transaction. Anything to the contrary notwithstanding, Transfers of stock between or among the present stock holders of Tenant, or partnership interests between the current partners of Tenant, the issuance of additional capital stock of Tenant, a public offering of Tenant's capital stock on a recognized national securities exchange, or a transfer or series of transfers of less than a majority of Tenant's capital stock (except in the event that Tenant is a publicly-traded corporation on a recognized national securities exchange, then a transfer or series of transfers of a majority of Tenant's capital stock shall not be deemed a change of control for purposes of this Article 16), but all such transactions shall be subject to subparagraph (1) of this Section 16.08.

3.1.22 Section 27.01 (Tenant's Restricted Right to Signs) of the Lease is hereby modified to provide that Landlord's prior written consent as required in the last line of the first paragraph of such Section 27.01 shall not be unreasonably withheld.

3.1.23 Section 27.02 (Signs - - Center) of the Lease is hereby modified to provide that Landlord's consent as required by such Section 27.02, shall not be unreasonably withheld, and further, that Landlord's exercise of it's rights to use for Landlord's signs the exterior and the roof of the building in which the Premises is located, shall not materially adversely interfere with the visibility of Tenant's signs.

     3.2 CONSENT OF CHART HOUSE. Chart House hereby consents to the amendment of Lease as provided in this Agreement.

     4. FEE. Assignor shall pay to Landlord, upon execution of this Agreement by Assignor and Assignee and delivery thereof to Landlord, the sum of $500, which Assignor agrees is fair compensation for Landlord's handling and processing of this transaction and as required pursuant to the provisions of
Section  16.05  of  the  Lease.

     5. EFFECT. Except as expressly modified by this Agreement, the Lease shall remain unchanged and in full force and effect.

     6. NO MODIFICATION OR WAIVER. Except as otherwise expressly set forth herein, nothing in this Agreement shall be deemed to waive or modify any of the provisions of the Lease.

     7. NO OFFER. Landlord and Tenant hereby agree that Landlord's submission of this Agreement to Tenant shall not constitute an offer to amend the Lease. This Agreement shall be effective only, and is expressly conditioned, upon the execution of this Agreement by Landlord and Tenant.

     8. BROKERS. Assignor and Assignee shall each hold Landlord, and each other, harmless from, and indemnify Landlord, and each other. against, all damages (including attorneys' fees and costs) resulting from any claims that may be asserted against Landlord, or the other party, by any broker, finder or other person with whom Assignor and/or Assignee, as the case may be, has, or purportedly has, dealt in connection with the transactions set forth in this Agreement.

     9. CAPTIONS. The captions and Section numbers appearing in this Agreement are for convenience only and are not a part of this Agreement and do not in any way limit, amplify, define, construe or describe the scope or intent of the terms or provisions of this Agreement.

     10. SCHEDULES. The Schedules, if any, attached to this Agreement are hereby incorporated herein and made a part hereof.

     11. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     12. SUCCESSORS. The provisions of this Agreement shall bind and inure to the benefit of the heirs, representatives, successors and assigns of the parties hereto.

     13. ATTORNEYS' FEES. In the event that at any time after the date hereof either Landlord, Assignor or Assignee shall institute any action or proceeding against the other(s) relating to this Agreement, then and in that event, the party(ies) not prevailing in such action or proceeding shall reimburse the prevailing party for the reasonable expenses of attorneys' fees and all costs and disbursements incurred therein by the prevailing party.

     IN WITNESS WHEREOF, this Agreement has been entered into by the parties as of the day and year first above written.

LANDLORD:                         GROSSMONT SHOPPING CENTER CO.,
a California Limited Partnership

By:     DENELE CO., an Illinois limited partnership,
its general partner

By     DELEN MANAGEMENT CO.,
     an Illinois corporation, its general partner
          By:
            Denise Stefan
                      Chairman of the Board

ASSIGNOR:     PIZZA  NOVA  -  LA  MESA,  INC.,
     a  California  corporation

     By:
Name:
Title:

By:
Name:
Title:


ASSIGNEE:     CHICAGO  PIZZA  &  BREWERY,  INC.,
     a  California  corporation

     By:
Name:  Ernest T. Klinger
Title: President and Co-chairman of the Board

By:
Name:
Title:

CONSENTED  TO  BY:

CHART  HOUSE:     CHART  HOUSE  ENTERPRISES,  INC.,
     a  Delaware  corporation

     By:
Name:
Title:

By:
Name:
Title:

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